[redacted]

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

# Subcontract Modification

## Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

**1. Subcontract Number:** 4000130255

**2. Modification Number:** 23

**3a. Subcontract Administrator:** Lisa Cobb

**3b. Email address:** COBBLL@ORNL.GOV

**3c. Telephone:** 865-576-5470

**3d. Fax:** 865-241-5557

**4. Name and Address of Seller:**
Seller Number: 219986
AMERICAN CENTRIFUGE OPERATING LLC
6903 ROCKLEDGE DR # 400 2 DEMOCRAC
BETHESDA MD 20817-1872

**5. Modification Issued By:**
UT-Battelle, LLC
c/o Oak Ridge National Laboratory
P.O. BOX 2008, BLDG. 5300
OAK RIDGE, TN 37831-6050

**6. Description of Modification:** See page 2 for complete description of modification.

**7. Accounting information:**

| Previous total value: | Change in total value: | Revised total value: |
|---|---|---|
| $ 117,037,597.00 | $ 0.00 | $ 117,037,597.00 |
| **Previous funded value:** | **Change in funded value:** | **Revised funded value:** |
| $ 103,149,495.00 | $ 6,944,051.00 | $ 110,093,546.00 |

**8. Performance Period:** Performance Period is revised as follows: 05/01/2014 - 09/30/2015

| 9. (X) Seller is required to sign and return a copy of this document. *(Checked if applicable)* | 10. UT-Battelle, LLC |
|---|---|
| A. Signature of person authorized to sign for Seller<br>[signature] | A. Signature of person authorized to sign<br>Lisa L. Cobb<br>Digitally signed by Lisa L. Cobb<br>DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbLL@ornl.gov, c=US<br>Date: 2015.07.21 13:18:58 -04'00' |
| B. Name of signer<br>Charles Kerner | B. Name of signer |
| C. Title of signer<br>Director, Procurement & Contracts | C. Title of signer |
| D. Date<br>7/22/15 | D. Date |

## Description Of Modification

**Modification 23, dated July 21, 2015**, is issued to add, delete, or modify the following:

- Add **$6,944,051** in incremental funding (increased from **$103,149,495 to $110,093,546**).

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**Section H. Special Provisions**

Limitation of Company's Obligation, Sections (a) and (c)(1) are revised as follows:

(a) Of the total price of this Agreement, **$110,093,546** is currently allotted and available for payment. It is anticipated that from time to time additional funds will be allotted until the total price of the Agreement is allotted.

(c)(1) Funds currently allotted are expected to cover the work to be performed until **August 31, 2015.**

No other changes.

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